Employee Benefit Plans (Tables)	3 Months Ended
Mar. 31, 2015
Employee Benefit Plans (Tables) [Abstract]
Schedule of the components of net periodic benefit cost
	For the three months ended March 31,

	2015	2014
Components of net periodic benefit cost:
Service cost	$6,372	$4,739
Interest cost	6,943	7,404
Expected return on plan assets	(4,098)	(3,925)
Amortization of unrealized losses	9,229	4,354
Net periodic benefit costs	$18,446	$12,572